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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting a part of this Form S-1 Registration Statement of our report dated December 30, 1998 relating to the financial statements of Affinity International Travel Systems, Inc. (formerly Pay Dirt, Inc.), which is contained in that Prospectus.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                       /s/ Tubbs & Bartnick, P.A.

Boca Raton, Florida
March 10, 2000